SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HEALTHTRONICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

$500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(1) (3).

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Explanatory Note

The registrant’s definitive proxy statement filed with the Securities and Exchange Commission on May 1, 2006 contains two typographical errors on the third page of the proxy card filed along with the proxy statement. The corrected proxy card page is presented below.

ANNUAL MEETING OF SHAREHOLDERS OF

HEALTHTRONICS, INC.

June 8, 2006

PROXY VOTING INSTRUCTIONS

MAIL – Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

INTERNET – Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER ACCOUNT NUMBER

You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

¯ Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. ¯

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN ITEM 1 AND A VOTE “FOR” ITEM 2 BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:		FOR	AGAINST	ABSTAIN
☐ FOR ALL NOMINEES

NOMINEES:

☐ R. Steven Hicks

☐ Sam B. Humphries

☐ Donny R. Jackson

☐ Timothy J. Lindgren

☐ Kevin A. Richardson, II

☐ William A. Searles

☐ Kenneth S. Shifrin

☐ Perry M. Waughtal

☐ Argil J. Wheelock, M.D.

☐ Mark G. Yudof

	2. Amend the HealthTronics’ 2004 Equity Incentive Plan to increase by 2,000,000 shares the number of shares available for issuance thereunder (from 950,000 shares to 2,950,000 shares).	☐	☐	☐
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.
☐ FOR ALL EXCEPT (See instructions below)
THIS PROXY WILL BE VOTED AS DIRECTED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEES LISTED ON THIS PROXY, FOR THE AMENDMENT TO HEALTHTRONICS’ 2004 EQUITY INCENTIVE PLAN, AND, IN THE DISCRETION OF THE PROXIES, ON ANY OTHER BUSINESS.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ■
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date	Signature of Shareholder	Date

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.